Welcome and Safe Harbor Statement

John M. Perino
Vice President Investor Relations

RBC LISTED NYSE

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on March 2, 2011 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

REGAL BELOIT

Non-GAAP Financial Measures

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted operating profit, adjusted operating profit as a percentage of net sales, and free cash flow which are non-GAAP financial measures. We use these measures in our internal performance reporting and for reports to the Board of Directors. We also disclose these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that adjusted diluted EPS, adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted operating profit, adjusted operating profit as a percentage of net sales and free cash flow are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. Adjusted diluted earnings per share, adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted operating profit and adjusted operating profit as a percentage of net sales exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment.

REGAL BELOIT

Mark J. Gliebe
Chief Executive Officer

Introductions & Opening Comments

RBC
LISTED
NYSE

Leadership Introductions


Functional Teams
Business Teams

Leadership Introductions


President & CEO
VP CFO
COO
Functional Teams
Business Teams
VP HVAC

Regal Beloit Corporation Overview

Founded 1955
Beloit, WI

Revenues (PF)
$3B +

Employees
~25,800

Four CEOs

Revenue Growth
7-Year CAGR
24.4%

Total Shareholder Returns
7-Year CAGR
142%

Sales by Product/Platform



Drives
Other
Mechanical
Generators
Blowers
Large Motors
Small Motors

Production by Region



Mexico
Asia
US
RoW

Transformation

- A Mid Cap Diversified Industrial
- A Truly Global Manufacturer
- A Lean Six Sigma Continuous Improvement Culture
- A Company Innovating Around Energy Efficiency
- A Consistent and Successful Acquirer
- A Top Tier Team of Global Industrial Talent

Necessary and Innovative Products

Electric Motors	Electric Generators	Custom Electric Drives	Power Transmission















Well Balanced, Well Diversified, Well Performing Model

Revenues by Geography


RoW
Canada
Europe
Asia
USA

Revenues by Product Applications


Commercial
Industrial
Residential New
Residential Replacement

Cyclicality (1)


Late
Mid
Early
2010

5-Year EPS CAGR (2)


29.2%
29.1%
28.7%
22.8%
17.7%
17.7%
AME
ROP
RBC
DHR
IEX
EMR

(1) Management Estimates
(2) CAGR represents cumulative annual growth rate for the 2006 – 2011E calendar periods. 2011 estimates represent midpoint of Company guidance per StreetAccount as of August 29, 2011.

Performance Consistent with Respected Peer Group



Total 7-YR Cumulative Shareholder Return
400%
350%
300%
250%
200%
150%
100%
50%
0%
9/30/04
3/1/06
7/31/07
12/30/08
5/31/10
10/31/11
+142.0% Regal Beloit Corporation
+115.2% Peer Group[1]
12.5% S&P 500

(1) Peer Group consists of Idex Corporation, Ametek, Inc., Danaher Corporation, Roper Industries, Inc., and Emerson Electric Company

Third Quarter Financial Highlights



Adjusted Diluted EPS
+17%
$1.14
$1.33
3Q 3010
3Q 2011
Revenue ($M)
+25%
Core Growth
+3%
$591
$737
3Q 2010
3Q 2011
Adjusted Operating
Profit Margin
+30 bps
11.8%
12.1%
3Q 2010
3Q 2011
Free Cash Flow ($M)
+64%
$37
$68
3Q 2010
3Q 2011

Strong Third Quarter Performance

2011 Highlights

- Expected Record Sales of $2.8+B
- Expected Record Adjusted Operating Profit of $290+M
- Expected Record Adjusted Diluted EPS of $4.31 - $4.37
- Price Capture Outpaced Inflation
- Closed the EPC Acquisition – The Largest in Company's History
- Launched 50 New Products
- Restructured our Debt Locking in Long Term Attractive Interest Rates
- Expected Free Cash Flow in Excess of $150M
- Expected Cash Flow to Net Income Greater than 100%
- Improvements in our Customer Care Scores: Quality, Delivery, NPS

REGAL BELOIT

Agenda

Registration, Breakfast & Product Show Case	All	8:00-8:30 am
Introductions & Opening Comments	Mark Gliebe	8:30-8:45 am
RBC/EPC Integration	Scott Brown	8:45-9:00 am
EPC Acquisition	Steve O'Brien	9:00-9:15am
HVACR & Air Moving	Paul Goldman	9:15-9:45 am
Commercial & Industrial Motors & Generators	Mike Wickiser	9:45-10:15 am
Break	All	10:15-10:30 am
Financial Presentation	Chuck Hinrichs	10:30-10:45 am
Operations & Wrap Up	Jon Schlemmer	10:45-11:15 am
Q & A	Mark Gliebe	11:15-11:45 am
Lunch With Management	All	11:45-12:30 pm

REGAL BELOIT

Scott Brown
Senior Vice President Manufacturing

RBC/EPC Integration

RBC LISTED NYSE

Integration KPIs

Customer Retention

Zero Lost Business

Talent Retention

Zero Loss of Key Talent

Synergies Run Rate ($M)

Year 1 – $10
Year 2 – $20
Year 3 – $30
Year 4 - $35

Customer Retention

Introduced Customer Care Initiative to EPC

Executive Meetings with 30 Largest Customers

Surveyed 4,400 EPC Customer Contacts


Customer Care
Our future depends on the success of our customers. We will establish closer relationships with our customers, actively listen to their feedback and respond with a sense of urgency.

Talent Retention

Day 1 Welcome Celebrations
EPC HQs, Tipp City, Ohio

Special Welcome Celebrations

Quickly Clarified Organizations

Seamless Payroll, Benefits Transfer


REGAL

Talent Retention

RBC COMPASS Operating System

Sharing Business Plans/Models

Abatement Plans For Cultural Risks

Kickoff Of Integration Plans

Leadership Orientation – Beloit WI
Aug 23-25 2011



Synergies

Annual Run Rate $M



$10
$20
$30
$35
2011
2012
2013
2014

Sourcing

Robust Deck > 70 Opportunities
Negotiations Progressing Well

Logistics

Secured Significant Rate Savings
Leveraging RBC Fleet
Developing Routing Consolidations

Manufacturing

Consolidating Rooftops
Project Teams Launched
Rationalizing SKUs

EPC Leadership Talent



Sarah Sutton
Vice President
Financial Planning & Analysis



Steve O'Brien
Vice President
Pump & General Purpose

Steve O'Brien
Vice President
Pump and General Purpose

EPC Acquisition

RBC LISTED NYSE

Agenda

- EPC Overview and Background
- EPC Strategy – Fix then Grow
- Energy Efficiency Progress – New Products
- Strategic Fit with RBC
- Summary

Long History of Leadership in Electric Motors



1
2
3
1940
1950
1960
1970
1980
1990
2000
2010
1
2
3
4
5
6
8
9
7

General History

1. 1946: Started as Whirl-A-Way Motors
2. 1950: Purchased by A. O. Smith
3. 2010: Regal Beloit Announces Acquisition

Acquisition History

1. 1986: Westinghouse Small Motors
2. 1997: UPPCO Motors
3. 1998: GE Hermetic Motors
4. 1999: MagneTek Motors
   - Century, Universal Electric, Louis Allis and Indiana General
5. 2001: Speeda
6. 2002: Athens Products
7. 2002: Changheng
8. 2003: TaiCang Special Motors
9. 2005: Yueyang

REGAL BELOIT

A Leading Global Electric Motors Business

Revenues by Product Type


Sub Fractional
10%
Hermetic
20%
Integral
5%
Fractional
65%

Product Types



Hermetic Motors



Fractional Motors



Sub Fractional Motors



Integral Horsepower Motors

EPC Products Service a Diverse Application Base

Commercial HVAC&R	Residential HVACR	Pump	Distribution	General Industry
25%	26%	16%	24%	9%

Key Applications








GRAINGER
FOR THE ONES WHO GET IT DONE

MOTION INDUSTRIES
Keeping Industry in Motion

POOLCORP

UNITED REFRIGERATION




Management Estimates

REGAL BELOIT

EPC Global Footprint Positions for Expansion



Tipp City, OH
Headquarters
Mt Sterling, KY
Gainsborough, United Kingdom
Changzhou, China
Dubai, UAE
Suzhou, China
Yueyang, China
Juarez, Mexico
Monterrey, Mexico
Acuna, Mexico
Singapore
Factory
Offices

EPC Fix and Grow Strategy

2006 Strategic Direction

1. Manufacturing Will be Shifted to Low Cost Regions
2. Pricing Disciplines Will be Improved
3. Energy Efficient Products Will be Designed and Launched

Manufacturing Footprint	Pricing Discipline	Energy Efficient Products
• Closed 11 US Factories • Relocated Production to Mexico and China • Consolidated Product Platforms	• Increased Prices on Low Margin Accounts • Exited Over $10M of Unprofitable Business • Strengthened Agreements with Large OEMs	• Hired 10 Electronics Engineers • Focused on Pool Pump and HVACR Variable Speed Products • Launched 8 New Energy Efficient Products Since 2007

Margins Steadily Improving, Not Done Yet!

REGAL BELOIT

Globalization of EPC

Global Systems:
QAD ERP and AEGIS Engineering System

Operations Consolidation:
11 High Cost Plants Closed Since 2003

2 Pole Manufacturing:
Duplicate Capacity in China And Mexico

Juarez Procurement:
Global Procurement Office

China Engineering Labs:
Design, Test and Materials Capabilities

China And India Engineering:
Significant Expansion of Electronics Capabilities

Sales Offices in Shanghai, Singapore And ME: Global Best Cost Sourcing

Procurement Offices in Shanghai:
Global Best Cost Sourcing

Design Anywhere, Test Anywhere, Source Anywhere, Make Anywhere

China Operations

Yueyang



- Built in 2009
- Commercial Hermetic Motors

Changzhou


REGAL

- Acquired in 2002
- Fractional & Sub-fractional Motors
- EPC China Headquarters
- Produce over 25,000 Motors Per Day

Suzhou



- New Plant Under Construction
- Produces Commercial Hermetic Motors
- Materials Lab & Hermetic Test Lab

World Class Facilities Continuously Improving.
Combination with RBC Drives Scale Opportunities

Mexico Operations

Monterrey



- Three Plants
- Fractional HVAC & Sub-fractional Product
- ECM Production Facility

Juarez



- Nine Plants
- Fractional and Integral Product
- A/C and D/C Product

Acuna


PEASA

- Two Plants
- Hermetic Rotors & Stators

Combined with RBC Footprint, Provides Opportunity for Further Rationalization

REGAL BELOIT

Energy Efficiency Programs

- Started Work on Energy Efficiency Platform In 2006
- Hired 10 Electronics Engineers in the US and China (Now Have 28)
- Initial Focus on Variable Speed, Energy Efficient Pool Motors
  - Motors Now Designed At 3 of 4 Key Pool Pump OEMs
- Also Designed Products for HVAC, Hermetic and Many Other Applications
- Hermetic Variable Speed in Production
- HVAC ECM Compliment RBC HVAC ECM

Energy Efficient Product Pipeline Full

Energy Efficiency
Trends in Swimming Pool and Spa Motors

California	January 1, 2010	Requires Multi-speed Motors and Controls On Pumps > 1 HP
Florida	December 31, 2011	Requires Multi-speed Motors and Controls On Pumps > 1 HP
Arizona	January 1, 2012	Legislates Energy Efficiency Standards for Pool and Portable Spa Pumps

Illustrative Impact of Energy Efficiency

Traditional Single Speed	Premium 2 Speed	Variable Speed
Avg. Efficiency = 68%	Efficiency Gains of 12% Savings Of 30% – 65% Over Single Speed Motors	Efficiency Range 80% Savings of 30% - 90% Over Single Speed Motors







New Energy Efficient Products

- V-green® Variable Speed ECM Pool Motor
- Targets In-ground Pools
- Features
  - Approximately 20% More Efficient vs. Standard Motor
  - Drop in Replacement
  - Power Factor Correction
  - State-of-the Art User Interface
  - Optional Off-board Mounting
  - Freeze Protection



Selling Synergy Example: Irrigation




LINDSAY




LINDSAY

- Traction Motor Currently Supplied by **EPC**
- Customer Sourcing and Assembling Gear Box for Drive Shaft
- **Durst** Sourcing Gearbox and Motors
- Potential Synergy: Combine **EPC** Motors and **Durst** Gearbox for Complete Value Added System

REGAL BELOIT

Key Benefits of Fit with RBC

Operating Cycle Rigor

- Smooth Transition Into RBC
- Execution Discipline


Leadership Meeting
Business Talent Review
Long Range Plan
Compliance & Citizenship Review
Customer & Employee Feedback
Operating Plan
Policy Deployment
COMPASS
Business Operating System

Lean Six Sigma

- Improve Quality & Productivity
- Decrease Costs

Focus on Customer Care

- Competitive Advantage

RBC Initiatives

1. Customer Care
2. Globalization
3. Innovation
4. Simplification
5. Sustainability

Accelerate Energy Efficiency Products

- Electronics Synergies
- Continuing Trend In Most Applications



REGAL BELOIT

Direct Customer Feedback Shaping Integration

Select Results from Customer Survey



EPC
RBC
Distribution
OEM

- Over 400 EPC Customers Responded
- Distribution Customers Pleased With EPC Model and Encouraging RBC to Retain the Approach
- OEM Customers Encouraging EPC to Utilize RBC Best Practices
- Integration With RBC Going Well so Far
- Customers Appreciated the Opportunity to Communicate

EPC Integration Making Both Businesses Stronger

- HVACR Distribution Consolidated Under EPC Leadership
  - Consolidating Three Businesses into One and Retaining the EPC Model
  - Driving One Face to the Customer
  - Broadening Product Platform to Attain Cross Selling Synergies
- HVACR OEM Businesses Consolidated Under RBC Leadership
  - Consolidating Two HVACR Businesses into One and Utilizing RBC Best Practices
  - Driving One Face to the Customer
  - Consolidating Product Platforms
- Pump and GP Business and Hermetic Businesses Remain Stand Alone Units
  - Core Strengths of EPC
  - Pump and GP Includes Distribution and OEM
  - Hermetic is a Global Business with 2 of 3 Operations in China

Key Thoughts on EPC Acquisition

- Business Performance Improving Going Into Acquisition
- Further Improvements In Sight
- New Energy Efficient Products Making A Difference
- Integration With RBC Going Well
- Positioned To Grow As Part Of Regal Beloit

REGAL BELOIT

Paul Goldman
Vice President
HVAC

HVACR & Air Moving

RBC LISTED NYSE

Key Messages

- Getting to Know Regal Beloit HVACR
- North American Business Overview
- Diverse Applications and Product Offering
- Global Manufacturing
- Innovative Products

Broad Diversity of HVACR Applications

Hearth



Space Conditioning



Water Heating



Refrigeration



Comprehensive Focus and Industry Expertise

High Efficiency HVACR Product Portfolio

Combustion



Comfort



Cooling



Highly Engineered Products that Provide Performance Benefits in Our Customers Combustion, Comfort and Cooling Applications

Strong Diversity of HVACR Product Segments

Revenues by End Use


Refrigeration
Commercial
Residential

Residential:

- Strong Long Term Player
- Investing in Entry Level and Performance Leadership
- Positioned Well for Rebound

Commercial:

- Driving High Efficiency Product Growth
- Leveraging EPC Commercial Focus
- New ECM Products Targeted at Large Property Retrofits

Refrigeration:

- ELCO Strengthens Global CR Position
- High Efficiency Legislation Driving Growth

Balanced Exposure to Business Cycles

Significant Global Manufacturing Footprint

Production by Region



ASIA
USA
Mexico

- Balanced Long Term Investment in Multi-pole Capability
  - ➢ Local Speed Combined With LCR Cost
  - ➢ Customer Confidence With Supply Assurance
  - ➢ Achieving 95%+ On Time Deliveries
- Ideally Positioned to Support Major Customer Moves to Low Cost Regions
- Simplifying Common Capabilities Across Supply Chain
- Integrating Operations Under One ERP For Cost, Quality and Speed

Integrating Best Practices by Combining Strengths

Regional Standards Drive Energy Efficient Motors



Furnace - 90% AFUE
A/C - 13 SEER
Furnace - 80% AFUE
A/C - 14 SEER with
EER Ratings
Furnace - 80% AFUE
A/C - 14 SEER

- Establishes 3 Regions
- Increases Minimum Efficiency Requirements
  - Furnaces - May 1, 2013
  - A/C, Heat Pumps - January 1, 2015

- Expect Favorable Mix as a Result of the Legislation Early '13 and Again Late '14
- Provider of Go To Products For High Efficiency Solutions
- Delivering Industry Leading Performance in High Efficiency and Product Reliability

Efficiency Legislation Provides Future Tailwinds

US Residential HVAC Industry Trends


AC /HP Shipments
Units
SEER
10,000
8,000
6,000
4,000
2,000
-
16
14
12
10
8
03 04 05 06 07 08 09 10 11 12 13 14 15


Furnace Shipments
Units
AFUE
4,000
3,000
2,000
1,000
-
100
95
90
85
80
75
70
03 04 05 06 07 08 09 10 11 12 13 14 15

- Stimulus and R22 Phase Out Provided Favorability in '09, '10
- Currently Transitioning Through Industry Reset
- Dry Ship Mix Pressure Felt in '11, Continued Impact Through Early '12
- Pent Up Demand Creating Future Tailwind
- RBC High Efficiency Mix Will Continue its Positive Long Term Trend
- RBC Strategic Initiatives Focused on "Entry Level" Cost and "Performance" Positions

Well Positioned for Industry Rebound

* Sources: AHRI, JP Morgan

Improving Customer Care Performance

Delivery Performance

Promise Kept


95%
2007
2008
2009
2010
2011

Delivery Performance

Delivered Quality
Parts per Million


2007
2008
2009
2010
2011

Customer Focused

Net Promoter Score


2007
2008
2009
2010
2011

- Supply Assurance, Cycle Time Reductions and Spirit Capacity Providing High Delivery Performance
- Improving Record of Responding to the VOC
- History of Continuous Quality Improvement
- Implementing Process Certification in Response to Recent Quality Escape

REGAL BELOIT

Using Innovation for Performance and Cost Leadership


KRYO


EON


Performance
Cost

Performance Leadership

- Leading Industry Reliability Through Blakbox™
- Investment in Advanced Material Development
- Launching New Integrated Airflow Systems
- Industry Leading Airkom™ Communicating Protocol
- Creating Products for Large Scale Property Retrofits

Cost Leadership

- Directing Significant Investment to Cost Leadership
- Targeting 70% Product Simplification
- Consolidating Supply Chain for Cost and Flexibility
- Investing in Lower Cost Aluminum Capabilities
- Developing a Step Function Lower Cost ECM Product

Responding to Customer Needs

Industry Leading Water Heater Blowers





- Exceeds Energy Star Phase II
- Enables 90 Gallon Performance in 30 Gallon Size
- Provides 50% Heating Recovery Improvement
- Consumers Benefit From a 2.5 Year Payback
- 4 Million Available Gravity Vented Units

Commercial Refrigeration Display Case & Bottle Cooler


Coca-Cola

Opportunities:

- New Display Case Efficiency Requirements in 2012
- Hydrocarbon Refrigerants Trend
- 45,000 Stores With Low Efficiency Motors



Solution:

- High Efficiency Drop in Retrofit ECM Motor
- Spark Proof IP 65 Construction
- $36/ Year Savings Provides Less Than 2 Year Payback

Hotel & Commercial HVAC Retrofit





- Provides 2.5 Year Customer Payback
- Airflow Control Improves Occupant Comfort:
  - Significantly Lower Noise Operation
  - Programmability Provides Dehumidification
- Easy Contractor Drop-in Replacement Construction
- Large Scale Retrofit Opportunity

REGAL BELOIT

* Average 2.5 year payback depending on utility incentives, utility rate, labor charges

Residential HVAC Retrofit

- Higher Efficiency
  - Average $268 Savings Per Year
  - 1 Year Replacement, 2.5 Retrofit Payback
- Improved Comfort
  - Significantly Lower Noise
  - Even Temperatures Throughout the Home
  - Improves Filtration Efficiency
- Easy Drop-in Installation
- RBC Designed Simple Contractor Selling Tools


$177.24
Traditional Motor
Evergreen Motor


Evergreen



HVACR Summary

- Strong History of Performance
- Adjusting Model for Current Trends
- Responding to Customer Needs
- Strategy of Innovation and Cost
- Great Demand for High Efficiency Products

Michael R. Wickiser
Sr. Vice President
Commercial & Industrial Motors and Generators

Commercial & Industrial Motors and Generators

RBC
LISTED
NYSE

Commercial & Industrial Motors and Generators
Key Messages

- Global Growth Strategy
- Diverse Applications and Product Offering
- Multi-pole Manufacturing
- Innovative and Energy Efficient Products

Commercial & Industrial Motors and Generators Product Portfolio

Power Generation



Power Transmission



Power Conversion



Broad Portfolio of Custom and General Purpose Products

Commercial & Industrial Motors and Generators Applications

Power Generation



Power Transmission



Commercial



Industrial



REGAL BELOIT

Commercial & Industrial Motors and Generators

2006 Revenues by Geography


CHINA
RoW
USA

2011 Revenues by Geography


CHINA
SEAP
INDIA
RoW
USA

Globally Positioned for Long Term Growth

Commercial & Industrial Motors and Generators

Motor Sales By Size







Large
Fractional
Integral



Broad Range with Room to Grow in the Integral and Large Motor Applications

Commercial & Industrial Motors and Generators

NEMA vs IEC




IEC
NEMA



Well Positioned for Global Growth

Commercial & Industrial Motors and Generators



High Efficiency Integral Motor Sales
24% CAGR
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Huada
Dutchi
Rotor
CMG
US NEMA Premium
Canada NEMA Premium
Europe IE3
2007
2008
2009
2010
2011
2012
2013
2014
2015

2011-2015 Data are Management Estimates

Energy Efficiency Legislation Providing Tailwind for Growth

Commercial & Industrial Motors and Generators Manufacturing

Production by Region


Mexico
China
Canada
SEAP
USA
India
EMEA

- In Asia for Asia
- Use Asia to Serve Higher Cost Regions
- Multi-pole Manufacturing Strategy

Competitive Cost Base and Supply Chain Flexibility

Commercial & Industrial Motors and Generators
Multi-pole Operations

Wausau, WI




roter

Eibergen, NL

Wuxi, China









Multi-pole Strategy for Best Cost and Delivery

Commercial & Industrial Motors and Generators

C & I Global Locations



Facilities: 7
Facilities: 5
Facilities: 6
Facilities: 3
Facilities: 8
Facilities: 1
Facilities: 5
Facilities: 3
Facilities: 3
Facilities: 11
Facilities: 2

Growing Global Presence – Positioned Well in Faster Growing Regions

Commercial & Industrial Motors and Generators

New Products

C&I New Product Introductions



9
11
2008
2011E



- Energy Star Integral Motors for India
- Commercial Launch in 2010
- 2011 Sales - $6M

Strong Pipeline of New Products in New and Adjacent Applications

New Products for Growth - Marine Generator



- Improved Efficiency
- Lower Maintenance Cost
- More Precise Control


Generator

New Products for Growth - HERA-MAX Drive™ System

marathon electric



- 40% Energy Savings
- Half the Size, Half the Weight
- Interchangeable with Most Leading Brands

REGAL BELOIT

New Products for Growth – Marine Motor Applications

Jacking Systems

Electric Motors


rotor b.v.

Variable speed drives


UNICO


Offshore Cranes
Live saving davits
Jack up systems
Winches
Skidding systems
Fixation systems

Commercial & Industrial Motors and Generators Summary

- Positioned for Global Growth
- Diverse Applications and Product Offering
- Multi-pole Manufacturing
- Innovative Products

Chuck Hinrichs
Vice President and
Chief Financial Officer

Financial Presentation

RBC
LISTED
NYSE

Financial Presentation Agenda

- Strong Growth Record of Sales and Profitability
- Favorable Comparisons to Peer Group
- Focus on Free Cash Flow
- Effective Use of the Balance Sheet to Drive Growth
- Quarterly Sales Breakdown

Strong Growth Record of Sales and Profitability

Annual Sales (in millions)



Sales Growth at 11.9% CAGR
~$2.8 Billion
$1,429
$1,620
$1,803
$2,246
$1,826
$2,238
2005
2006
2007
2008
2009
2010
2011 E

Sales Growth Driven by Organic Growth and Acquisitions

REGAL BELOIT

Strong Growth Record of Sales and Profitability

Favorable Operating Profit Trend



Op. Profit
Op. Profit % of Sales
$206
$230
$160
$238
~$290*
11.4%
10.3%
8.7%
10.6%
~10.3%*
2007
2008
2009
2010
2011 E*

* 2011 E is Estimated 2011 Adjusted Operating Profit. See non-GAAP reconciliations in Appendix. 2007-2010 data are actual GAAP Operating Profits.

Steady improvement in Operating Profit following 2008-2009 Recession

Strong Growth Record of Sales and Profitability

Earnings and Dividends per Share



Earnings Per Share
Dividends per Share
~$4.34*
$3.78
$3.84
$3.20
$3.40
$2.63
$0.55
$0.59
$0.63
$0.64
$0.67
$0.71
51-Year Record of Quarterly Dividends
2006
2007
2008
2009
2010
2011 E

•2011 E is Estimated 2011 Adjusted EPS, see non-GAAP reconciliations in Appendix. 2006-2010 data are actual GAAP EPS.

Consistent Record of Earnings and Dividends

REGAL BELOIT

Favorable Comparisons to Peer Group

Sales Growth % Tracks Peer Group (1)



RBC Sales % Growth
Peer Group Sales
24.5%
14.4%
11.3%
11.0%
22.5%
10.9%
2007
2008
2009
2010
-15.7%
-18.7%

(1) Peer Group Consists of 46 U.S. based Industrial Manufacturers.

RBC's Sales Growth is Balanced and Outperformed the Peer Group in 2010

Favorable Comparisons to Peer Group

RBC Operating Profit % vs. Peer Group (1)



RBC
Peer Group
12.4%
11.4%
11.9%
10.3%
9.2%
8.7%
11.5%
10.6%
2007
2008
2009
2010

(1) Peer Group Consists of 46 U.S. based Industrial Manufacturers.

REGAL BELOIT

RBC Operating Profit % Follows Peer Group Trend

Focus on Free Cash Flow

7-Year Free Cash Flow Performance



($ in millions)
Free Cash Flow
Cap Ex
$350
$300
$250
$200
$150
$100
$50
$-
2005
2006
2007
2008
2009
2010
2011 E

Note: Free cash flow equals net cash from operations less capital expenditures.

7-Year Average FCF % of Net Income 111%
20-Year Average FCF % of Net Income 102%

Focus on Free Cash Flow

Working Capital as % of Net Sales


RBC
Peer Group
25.5%
24.0%
24.5%
25.3%
25.0%
21.9%
19.0%
15.5%
2007
2008
2009
2010

(1) Peer Group Consists of 46 U.S. based Industrial Manufacturers

Disciplined Capital Investments


Reinvestment Rate
Cap. Exp. as a % of Sales
113.5%
98.4%
85.1%
67.6%
2.0%
2.3%
1.8%
2.0%
2007
2008
2009
2010

RBC's Working Capital Management Outperforms the Peer Group

REGAL BELOIT

Effective Use of the Balance Sheet to Drive Growth


60%
50%
40%
30%
20%
10%
0%
Total Debt / Total Capital
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2004
2005
2006
2007
2008
2009
2010
2011
HWADA
FASCO
jakel
ALSTOM
morrillmotors
MARATHON POWER
CMG
rotor
ELCO
UNICO
AO Smith

3Q 2011 total debt / total capital is pro forma for the EPC acquisition..

Effective Use of the Balance Sheet to Drive Growth

- Track Record of Consistent Growth and Execution
- Real Momentum with 10 Recent Acquisitions
- Energy Efficiency Innovation Tailwind
- Continuing to Globalize and Simplify
- Continuous Improvement Headset


1955
1957
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011 Est
2012 Est

REGAL BELOIT

Quarterly Sales Breakdown



2006
2008
2009
2010*
*Includes Pro Forma EPC
30%
25%
20%
15%
10%
5%
0%
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
25%	27%	26%	22%

Quarterly Sales are Balanced but 4th Quarter is Weakest

REGAL BELOIT

Jon Schlemmer
Chief Operating Officer

Operations & Wrap Up

RBC
LISTED
NYSE

Strategy Update

- Driving Both Organic and Acquisition Related Growth to Achieve 2015 Vision
- Improving All Aspects of Our Performance
- Improving Margins to Mid Teens
- Looking Forward to 2012

Continuing the Long Term Growth Trajectory

Revenue Projection



As Presented at the 2010 RBC Analyst Day
CAGR
14%
$1,826
2009
2010
2011
2012
2015

Organic Growth
- Launching New Products
- Participating in Emerging Markets
- Leveraging Energy Efficiency Trends

Acquisition Focus
- Technology for Energy Efficiency
- Geographic Expansion
- Synergistic/Margin Improving

Driving Both Organic and Acquisition Related Growth

REGAL BELOIT

Continuing the Long Term Growth Trajectory

Revenue Projection



Current Projection
As Presented at the 2010 RBC Analyst Day
CAGR
14%
$1,826
2009
2010
2011
2012
2015

Well On Our Way to Achieving Our Goal!

Company Initiatives

- Customer Care
- Globalization
- Innovation
- Sustainability
- Simplification

Customer Care

On Time Delivery


92%
2008
2009
2010
2011

Quality (ppm)


2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11

Net Promoter Score


2009
2010
2011

- Customers Feeling the Performance Improvements
- NPS Mirroring Customer Experience
- Customer Survey Feeding Back Both Positive Improvements and Development Needs

Increasing Global Presence

2005 Sales



Asia 5%
Europe 3%
RoW 2%
Canada 4%
United States 86%

2011 Proforma Sales



Europe 6%
RoW 5%
Asia 18%
Canada 3%
United States 68%

2015 Sales Vision



Rest of World 50%
United States 50%

$1B Sales Outside the US, Doubling by 2015

Management Estimates

REGAL BELOIT

Technology Leader

Energy Efficient Product Sales


$ Millions
$500
$400
$300
$200
$100
$0
21% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011E

New Product Introductions


22
50
2008
2011E

How Energy Efficient Products Aid Customers

End Users and Consumers

- Saves Energy Costs
- Certain Applications can Deliver Payback in 2 Years

Distributors and Contractors

- Delivers an Up-sell Opportunity
- Helps Provide Value to Their Customers

OEMs

- Helps Meet Efficiency Regulations
- Saves Material Costs

Management Estimates

Sustainability Improving Our Performance


Energy Usage*
2010
2011
13%
Fresh Water Used*
2010
2011
21%
Hazardous Waste Generated*
2010
2011
24%

- Lowers Our Costs
- Meets Our Customer Requirements
- Consistent with Our Lean Thinking and Company Values
- Attractive to Employees

More to Come!

*Measured per $1M sales, through 3rd Quarter 2011

Driving Simplification

Reduction Targets	2011	Next 3 Years
ERPs	2	~ 6
Factories	2	~ 6
Warehouses	0	~ 10
Design Platforms	2	~ 8
Entities	10	~ 10
Suppliers	5	~ 50
Brands	2	~ 10

Reduce Complexity, Eliminate Costs, Easier to do Business

REGAL BELOIT

Lean Six Sigma and VCP



Number of Kaizens
34
113
390
510
2008
2009
2010
2011



Variable Cost Productivity
Avg. = 4.5%
2007
2008
2009
2010
2011

Embedding a Continuous Improvement Culture

Successful Acquirer and Integrator

- **Acquisition Strategy**
  - Technology and Energy Efficiency
  - Expand Geographic Footprint
  - Synergy Opportunities
- **Acquisition Pipeline Continues to Be Active**
- **Cash Flow Available to Continue to Grow**

Consistent and Successful Acquirer

2011

- HARGIL PTY. LTD. DYNAMICS
- RAMU INC
- afmc >> Fans & Blowers
- AO Smith

2010

- ELCO
- rotor b.v.
- CMG
- AIR-CON TECHNOLOGY
- UNICO

2004 – 2009

- HWADA
- DUTCHI MOTORS quality of high class
- MARATHON POWER TECHNOLOGY
- ALSTOM
- CMT
- jakel Inc. the new standard of excellence
- morrillmotors
- FASCO
- GE CAC By Regal-Beloit
- SinYa 新亚电机 ELECTROMOTOR
- GE HVAC By Regal-Beloit

Driving For Mid Teens Op Profit



10% Operating Profit Margin In 2010-2011
Mid-Teen Operating Profit Margin
2010-2011
VCP
LSS
EPC Syng.
SG&A Lev.
Energy Eff. Mix
Non Recurring
2015

2012 Outlook – Potential Headwinds

- Continued Weak Market Conditions In HVAC
- Continued Negative Impact of HVAC Sales Mix Due to R-22 "Dry Ship" Trend
- Risk Of Global Economic Slowdown

2012 Outlook – Potential Tailwinds

- C&I Sales Still Growing Due to Mid and Late Cycle Markets
- Mechanical Sales Still Growing Due To Late Cycle End Markets
- Full Year of Implemented 2011 Price Increases
- Full Year of EPC Results and Synergies
- New Product Introductions
- Commodity Costs Declining
- Energy Efficient Products Improve Sales Mix
- HVAC Consensus Agreement Build up
- Potential Release of HVAC Pent-up Demand
- Full Year Profit Contribution From Six Acquisitions
- Additional Acquisitions Likely
- 2011 Included $16 Million Of EPC Acquisition Related Expenses

Q & A

RBC
LISTED
NYSE

Thank you

RBC LISTED NYSE

APPENDIX – Non GAAP Measures

	Three Months Oct. 1, 2011		ESTIMATED Fiscal Year Ending Dec. 31, 2011	
GAAP Diluted Earnings Per Share	$	1.13		3.45
Gain on Divestiture		(0.10)		(0.10)
Incremental Warranty Accrual		-		0.44
EPC Purchase Accounting Adjustments and Acquisition Costs		0.30		0.55
Adjusted Diluted Earnings Per Share	$	1.33	$	4.34
GAAP Income From Operations	$	78,144	$	234,529
EPC Purchase Accounting Adjustments and Acquisition Costs		17,403		34,000
Incremental Warranty Accrual		-		28,000
Gain on Divestiture		(6,529)		(6,529)
Adjusted Operating Profit	$	89,018	$	290,000
Adjusted Operating Profit as a Percentage of Net Sales		12.1%		10.3%
GAAP Net Cash Provided by Operating Activities	$	66,690		
Additions to Property Plant and Equipment		(5,864)		
Free Cash Flow	$	60,826		

REGAL BELOIT

Appendix
Reconciliation of Historic Free Cash Flow

(Data in $ Millions)	2005	2006	2007	2008	2009	2010
Cash Flow from Operation	$112.2	$93.5	$200.6	$154.2	$314.9	$175.4
Capital Expenditures	(28.3)	(52.5)	(36.6)	(52.2)	(33.6)	(45.0)
Free Cash Flow	$83.9	$41.0	$164.0	$102.0	$281.3	$130.4